Exhibit 10.4

股權質押協議

Equity Pledge Agreement

本股權質押協議（下稱“本協議”)由下列各方于2022年9月7日在中華民國新北市簽訂：

This Equity Pledge Agreement (“Agreement”) is made and entered into in New Taipei City, Taiwan (R.O.C) on September 7, 2022 by and among the following Parties:

1.	Nocera, Inc. （以下稱為“質權人”）

註册地：中華民國新北市汐止區大同路一段185號3樓

Nocera, Inc. （hereinafter referred to as the “Pledgee”）

Registered Address: 3F., No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221 , Taiwan (R.O.C.)

2.	施漢捷 （以下稱為“出質人”）

住所：中華民國台北市松山區八德路四段204巷6弄24號

Shih, Han-Chieh （hereinafter referred to as the “Pledgor”）

Domicile: No. 24, Aly. 6, Ln. 204, Sec. 4, Bade Rd., Songshan Dist., Taipei City, Taiwan (R.O.C.)

3.	美心團膳開發股份有限公司 （以下稱為“國内公司”）

註册地：中華民國台北市南港區重陽路166巷7號1樓

Meixin Institutional Food Development Co., Ltd. （hereinafter referred to as the “Domestic Company”）

Registered Address: 1F., No. 7, Ln. 166, Chongyang Rd., Nangang Dist., Taipei City 115, Taiwan (R.O.C.)

在本協議中，質權人、出質人和國内公司以下各稱“一方”，合稱“各方”。

In this Agreement, each of Pledgee, Pledgor and Domestic Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鑒于：

Whereas:

1.	出質人持有國内公司80％的股權，該公司目前没有任何質押或其他產權負擔；

The Pledgor holds 80% equity interest in the Domestic Company, which is currently free from any pledge or other encumbrance;

2.	質權人是在NOCERA是在亞美利堅合眾國（以下簡稱“美國”）成立的企業；以及

The Pledgee is a enterprise established in the United State of America and

3.	作為出質人履行其合約義務（定義見下文）的擔保，出質人擬將其在國内公司的全部股權質押予質權人。

As a security for the performance by the Pledgor of his Contractual Obligations (as defined below), the Pledgor intends to pledge all of his equity interests in the Domestic Company to the Pledgee.

因此，各方在友好協商後，特此同意如下：

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

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1.	定義

Definitions

除非本協議另有規定，下列術語具有以下含義：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1“合同義務”是指出質人根據附錄1中規定的協議以及對本協議進行的任何修改、修訂和/或重述而作出的所有合同義務、陳述、保證等；

“Contractual Obligations” shall refer to all contractual obligations of, and representations, warranties and covenants made by the Pledgor under the agreements set forth in Appendix 1 and any amendment, revision and/or restatement thereto and this Agreement;

1.2“擔保債務”指由質權人因出質人和/或國内公司的任何違約事件（定義见下文）可能遭受的任何及所有直接或間接損失和可訴利益損失；以及質權人促使出質人和/或國内公司履行合同義務以及實現質押時可能產生的一切费用。

“Secured Debts”shall refer to any and all direct or indirect losses and loss of projectable benefits as may be suffered by the Pledgee as a result of any Event of Default (as defined below) of the Pledgor and/or the Domestic Company; and all costs as may be incurred by the Pledgee in connection with its enforcement of the performance of the Contractual Obligations by the Pledgor and/or the Domestic Company and the costs of realization of the Pledge.

1.3“質權”應具有本協議第2條規定的含義。

“Pledge” shall have the meaning set forth in Article 2 hereof.

1.4“質押股權”是指出質人在國内公司合法持有的所有股權。

“Pledged Equity” shall refer to all equity legally held by the Pledgor in the Domestic Company.

1.5“質押期限”是指本協議第3.1條規定的期限。

“Term of Pledge” shall refer to the period set forth in Article 3.1 hereof.

1.6“違約事件”應指本協議第7.1條所列的任何情况。

“Event of Default”shall refer to any circumstance listed in Article 7.1 hereof.

1.7“違約通知”是指質權人根據本協議指稱發生違約事件而發出的通知。

“Notice of Default” shall refer to the notice issued by the Pledgee in accordance with this Agreement to declare the occurrence of an Event of Default.

2.	質權

The Pledge

作為出質人和國内公司全面、完整履行合同義務的擔保，出質人特此以其股權設定質押予質權人，質權人有權就該股權享有權利和權益（“質權”）並優先獲得賠償。

As a security for the full and complete performance of the Contractual Obligations by the Pledgor and the Domestic Company, the Pledgor hereby pledges the Pledged Equity defined herein to the Pledgee, and the Pledgee shall be entitled to the pledge rights and interests (“Pledge”）of the Pledged Equity and have the priority in receiving compensation.

3.	質押期限

Term of Pledge

3.1本協議項下的質押應在質押股權向相關工商行政管理局（“AIC ”）登記之日確定，並在擔保債務全部解除之日終止。出質人應在簽署本協議後三十（30）天内根據中華民國有關法律法規向國内公司住所的AIC提交申请，以便進行質押登記。

The Pledge hereunder shall be established on the date when the pledge of the Pledged Equity has been registered with relevant administration for industry and commerce (the “AIC”) and extinguished on the date when the Secured Debts are discharged in full. The Pledgor shall submit an application to the AIC at the domicile of the Domestic Company for registration of the Pledge within thirty (30) days upon execution of this Agreement in accordance with relevant Taiwan (R.O.C) regulations.

3.2在本協議有效期内，如果國内公司或出質人未能完全履行其所有合同義務或者發生本協議第7.1條規定的任何違約事件，質權人有權根據本協議及相關中華民國法律法規實現質權。

During the Term hereof, if the Domestic Company or the Pledgor fails to fully perform all of its or his Contractual Obligations or has any Event of Default set forth in Article 7.1 hereof, the Pledgee shall have the right to enforce the Pledge in accordance with this Agreement and relevant Taiwan (R.O.C) laws and regulations.

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4.	質押股權記錄的保管

Custody of Records for Equity subject to Pledge

4.1 在本協議規定的質押期限内，出質人應當簽署並促使國内公司簽署出資證明書和所附股東名册，並將其與有關AIC簽發的質押登記記錄一併交付予質權人，質權人應在此處規定的質押期限内保管此類文件。

During the Term of Pledge set forth in this Agreement, the Pledgor shall sign and cause the Domestic Company to sign the Certificate of Capital Contribution and the Register of Shareholders attached hereto, and deliver the same together with the records of Pledge registration issued by relevant AIC to the Pledgee, and the Pledgee shall keep such documents through the Term of Pledge set forth herein.

4.2 質權人有權收取自本協議日期起質押股權產生的所有現金和非現金利益，包括所有股息和奬金。

The Pledgee shall have the right to collect all cash and non-cash benefits, including all dividends and bonus, generated from the Pledged Equity from the date hereof.

5.	出質人的陳述和保證

Representations and Warranties of the Pledgor

5.1出質人是質押股權的合法所有人。

The Pledgor is the legal owner of the Pledged Equity.

5.2在質權人根據本質押協議行使質權人的權利的任何時候，不得受到任何其他方的干涉。

At any time when the Pledgee exercises the rights of pledgee in accordance with this Pledge Agreement, there shall be no interference from any other party.

5.3質權人有權依照本協議的規定處置和轉讓質押。

The Pledgee shall have the right to dispose and transfer the Pledge in accordance with the provisions of this Agreement.

5.4除質權人的利益外，出質人未對質押股權設立任何質押或第三方權利。

Except for the benefit of the Pledgee, the Pledgor has not created any pledge or third party rights on the Pledged Equity.

5.5出質人就質押股權于本協議下設立的質押既不違反任何國家法律，法規或政府政策，也不違反出質人與任何第三方的任何合同，協議或承諾。

The pledge of the Pledged Equity by the Pledgor hereunder neither violates any national laws, regulations or governmental policies, nor breaches any contract, agreement with or commitment made to any third party by the Pledgor.

6.	出質人承诺

Covenants of the Pledgor

6.1在本協議有效期内，出質人向質權人承諾：

During the term of this Agreement, the Pledgor covenants to the Pledgee that the Pledgor will:

6.1.1未經質權人事先書面同意，不得移轉或轉讓質押股權，設立或允许存在可能影響質權人權利或利益的任何其他質押或其他形式的擔保；

Not transfer or assign the Pledged Equity, create or permit the existence of any other pledges or other forms of security which may affect the rights or benefits of the Pledgee without prior written consent of the Pledgee;

6.1.2遵守有關權利質押的法律法規；在收到有關政府部門發出或作出的質押通知、決定或建議後五（5）天内向質權人提交此類通知、命令或建議；遵守此類通知、決定或建議，或者在質權人的合理要求下或經質權人同意，提出異議並對此類通知、命令或建議作出說明；以及

Comply with laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by relevant government authorities within five (5) days upon receiving such notices, orders or suggestions; comply with such notices, orders or suggestions or, alternatively, at the reasonable request of the Pledgee or with consent from the Pledgee, raise objection and provide statement to such notices, orders or suggestions; and

6.1.3以及，將任何可能導致對出質人股權或其任何部分的權利產生影響的事件或收到的通知，以及可能改變出質人在本協議中的任何保證、義務或對出質人履行其在本協議中義務可能產生影響的任何事件或收到的通知及時通知質權人。

Timely notify the Pledgee of any event or any received notice which may affect the Pledgor’s right toall or any part of the Pledged Equity, and any event or any received notice which may change the Pledgor’s warranties and obligations under this Agreement or affect the Pledgor’s performance of his obligations under this Agreement.

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6.2出質人同意，質權人按本合同條款取得的質權，不應受到出質人或出質人的繼承人或出質人之委託人或任何他人通過法律程序的中斷或妨害。

The Pledgor agrees that the Pledgee’s exercise of its right to the Pledge obtained from this Agreement as a pledgee shall not be interrupted or inhibited by any legal procedure initiated by the Pledgor or any successor of the Pledgor or any person authorized by the Pledgor or any other person.

6.3出質人向質權人保證，為保護或完善本協議項下義務和對償付業務合作協議項下咨詢服務費等費用的擔保，出質人將依誠實信用原則簽署並促使其他與質權有利害關係的當事人簽署質權权人所要求的所有的權利證書、合约、文件和 /或其他質權人所要求的承諾。此外，履行並促使其他有利害關係的當事人履行質權人所要求的行為，並為本協議赋予質權人之權利、授權的行使提供便利，與質權人或其指定的人(自然人/法人)簽署所存的相關股權所有權的文件，並在合理期限内向質權人提供其認為需要的所有的有關質權的通知、命令及決定。

To protect or perfect the security interest granted by this Agreement for fulfillment of the obligations and payment of the consulting and service fees under the Business Cooperation Agreement, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/Iegal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by the Pledgee.

6.4出質人向質權人保證，出質人將遵守、履行本合同項下所有的保證、承諾、協議、陳述及條件。如出質人不履行或不完全履行保證、承諾、協議、陳述及條件，出質人須賠償質權人由此遭受的一切損失。

The Pledgor undertakes to the Pledgee that he will comply with and perform all the warranties, covenants, agreements, representations and conditions for the benefit of the Pledgee. The Pledgor shall compensate the Pledgee for all losses suffered by the Pledgee due to the Pledgor’s failure to perform in whole or in part his warranties,covenants, agreements, representations and conditions.

6.5出質人向質權人保證，出質人將與其他股東一起對本協議規定的義務承擔連带責任。

The Pledgor warrants to the Pledgee that the Pledgor will, together with other shareholders, be jointly and severally liable for the obligations hereunder.

6.6出質人不可撤銷地同意，對於國内公司其他股東質押给質權人的質押股權，由於質權人行使質權，出質人放棄了對任何股權轉讓的優先購買權。

The Pledgor irrevocably agrees that, with respect to the Pledged Equity pledged to the Pledgee by other shareholder of the Domestic Company, he waives the right of first refusal towards any transfer of equity due to the Pledgee’s exercise of such pledge.

7.	違約情形

Event of Default

7.1以下每事件都應被視違約情形：

Each of the following events shall be regarded as an Event of Default:

7.1.1出質人或國内公司未履行其合同義務的；

Where the Pledgor the Domestic Company fails to perform his or its Contractual Obligations;

7.1.2出質人根據本協議第5條作出的任何陳述或保證包含重大誤導性陳述或錯誤和/或出質人違反本協議第5條規定的任何陳述或保證；

Where any representation or warranty made by the Pledgor under Article 5 hereof contains material misleading statements or errors and/or the Pledgor breaches any representation or warranty under Article 5 hereof;

7.1.3出質人違反本協議第六條規定的任何承諾的；

Where the Pledgor breaches any covenant under Article 6 hereof;

7.1.4出質人違反本協議的任何規定的；

Where the Pledgor breaches any provision of this Agreement;

7.1.5除前述第6.1.1條規定的情形外，未經質權人事先書面同意，出質人放棄質押股權或轉讓或以其他方式置質押股權的情况;

Except for the circumstance set forth in Article 6.1.1 hereof, where the Pledgor waives the Pledged Equity or transfers or otherwise disposes the Pledged Equity without prior written consent of the Pledgee;

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7.1.6任何出質人的外部貸款，擔保，賠償，承諾或其他債務償還義務（1）由於違約而要求在預定到期日之前償還或履行；或（2）到期但不能按期償還或履行，使質權人認為出質人履行本協議義務的能力受到影響；

Where any of the Pledgor’s external loans, guaranties, compensations, undertakings or other debt repayment obligations (1) is required to be repaid or performed prior to the scheduled due date because of a default; or (2) is due but cannot be repaid or performed as scheduled, causing the Pledgee to believe that the Pledgor’s ability to perform the obligations hereunder has been affected;

7.1.7出質人無法償還其一般債務或其他債務的；

Where the Pledgor is incapable of repaying his general debts or other indebtedness;

7.1.8如果本協議認為非法或由於頒布任何相關法律法規，致使出質人不能繼續履行本協議規规定的義務；

Where this Agreement becomes illegal or the Pledgor cannot continue performing the obligations hereunder due to the promulgation of any relevant laws and regulations;

7.1.9如果本協議的可執行性、合法性或有效性所必需的政府機構的所有同意，許可，批准或授權，出現取消，暫停，無效或實質性修改；

Where all consents, permits, approvals or authorizations from the governmental agencies which are necessary for the enforceability, legality or effectiveness of this Agreement, are cancelled, suspended, invalidated, or substantially amended;

7.1.10出質人擁有的財產發生不利變動，使質權人認為出質人履行本協議義務的能力受到影響；

Where there have been adverse changes to the properties owned by the Pledgor, which causes the Pledgee to believe that the ability of the Pledgor to perform the obligations hereunder has been affected;

7.1.11如果國内公司的繼承人或保管人只能履行部分的“獨家業務合作協議”或拒绝履行支付義務；以及

Where the successor or custodian of the Domestic Company may only perform a portion of, or refuses to perform, the payment obligations under the Exclusive Business Cooperation Agreement; and

7.1.12質權人未能按照有關法律法規行使質權實現的其他情形。

Other circumstances under which the Pledgee cannot exercise the right to enforce the Pledge according to relevant laws and regulations.

7.2如果出質人知道或發現本協議第7.1條規定的任何事件或可能導致上述事件發生的任何事件，出質人應立即書面通知質權人。

The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor knows or discovers that any event specified under Article 7.1 hereof or any event that may result in the foregoing events has occurred.

7.3除非本協議第7.1條規定違約事件的解决已達令質權权人滿意的程度，否则質權人在違約事件發生後的任何時間，可以向出質人發出書面違約通知，並按照本協議和中華人民共和國的法律法規執行質押。

Unless an Event of Default under Article 7.1 hereof has been solved to the Pledgee’s satisfaction, the Pledgee, at any time after the Event of Default occurs, may give a written Notice of Default to the Pledgor, to enforce the Pledge in accordance with this Agreement and the Taiwan (R.O.C) laws and regulations.

8.	質權的行使

Exercise of the Pledge

8.1在履行合同義務之前，未經質權人事先書面同意，出質人不得放棄、轉讓或以其他方式處置質押股權。

The Pledgor shall not waive, transfer or otherwise dispose the Pledged Equity without prior written consent of the Pledgee, prior to the full performance of the Contractual Obligations.

8.2質權人在將要行使質押時，應當向出質人發出書面通知。

The Pledgee shall give a written Notice of Default to the Pledgor when it intends to exercise the Pledge.

8.3根據第7.3條的規定，質權人可以在根據第7.3條發布違約通知時或在此後的任何時間行使質權。

Subject to Article 7.3, the Pledgee may exercise the right to enforce the Pledge when issuing the Notice of Default in accordance with Article 7.3 or at any time thereafter.

8.4在根據第7.3條發出違約通知後，質權人可以根據中華民國法律和本協議採取違反合同的所有補救措施，包括但不限于以折扣價格收購質押股權，或根據第8.6條約定的順序處置拍賣或出售質押股權取得的收益，直至所有擔保債務償還為止。

Upon issuing a Notice of Default under Article 7.3, the Pledgee may exercise all remedies for breach of contract under the Taiwan (R.O.C) laws and hereunder, including without limitation, acquiring the Pledged Equity at discounted price, or auction or sale of the Pledged Equity with the proceeds to be paid based on the order agreed in Article 8.6, until all Secured Debts are repaid.

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8.5當質權人按照本協議實現質押時，出質人不得設置任何障礙，並應给予必要的協助，以便質權人實現質權。

When the Pledgee enforces the Pledge in accordance with this Agreement, the Pledgor shall not put up any obstacle and shall give necessary assistance so as to facilitate the Pledgee’s realization of the Pledge.

8.6質權人在實現質押時獲的收益，應按下列順序執行：首先，支付處置質押股權以及質權人行使其權利所產生的所有費用（包括支付给質權人的律師和代理人報酬）；第二，支付因出售質押股權而應付的税款；第三，向質權償還擔保債務。如果在支付這些款項後有任何餘額，質權人應將餘額退還給出質人或其他根據相關法律法規有權享有此類餘額的人，或者將其提存至質權人住所地的公證機關（提存所產生的任何費用應由出質人承擔）。質押股權因拍賣或出售轉換為貨幣後，如果獲得的收益不足以償還所有抵押債務，則差額應由出質人支付。

Proceeds obtained by the Pledgee from exercise of the Pledge shall be applied by the following order: firstly, paying all costs arising out of the disposal of the Pledged Equity and the exercise of its rights and powers by the Pledgee (including the remuneration paying to the attorneys and agents of the Pledgee); secondly, paying taxes payable due to disposal of the Pledged Equity; thirdly, repaying the Secured Debts to the Pledgee. In case of any balance upon netting of such payments, the Pledgee shall refund the balance to the Pledgor or other persons who are entitled to such balance according to relevant laws and regulations, or deposit the same to a notarization authority at the domicile of the Pledgee (and any costs so incurred shall be solely borne by the Pledgor). After the Pledged Equity is converted into money, auctioned or sold, if the proceeds so obtained are insufficient to repay all Secured Debts, the difference shall be paid by the Pledgor.

9.	違約責任和賠償

Default Liabilities and Indemnity

9.1違約責任。各方同意並確認，如果本協議的任何一方（“違約方”）嚴重違反本協議的任何條款，或者實質上未履行或延遲履行本協議項下的任何義務，則構成本協議下的違約（“違約”），以及任何除本協議下的其他相關權利外，其他非違約方（“非違約方”）可以要求違約方在合理的時限内進行更正或採取補救措施。如果違約方仍未在合理期限内或在他方書面通知違約方並要求更正後十（10）天内進行更正或採取補救措施，非違約方可以要求違約方支付違約賠償金。

Default Liabilities. The Parties agree and confirm that if any Party hereto (“Breaching Party”) materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”)，and any of other non-breaching Parties (“Non-breaching Parties”) may，in addition to other relevant rights available hereunder, request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, the Non-breaching Parties may request the Breaching Party to pay liquidated damages.

9.2賠償。出質人應完全賠償質權人因履行本協議而對質權人提起的任何訴訟，索賠或其他要求所造成的任何損失，損害，責任和/或費用，並保證質權人免受因出質人的任何行為或任何第三方因出質人的行為而提出的任何索賠而對質權人造成任何損失和損害。

Indemnity. The Pledgor shall fully indemnify Pledgee against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against the Pledgee due to or arising out of the performance of this Agreement, and hold the Pledgee harmless from any loss and damage caused to the Pledgee by any act of the Pledgor or any claim made by any third party due to the act of the Pledgor.

10.	轉讓

Assignment

10.1未經質權人事先同意，出質人無權授予或轉讓本協議項下的權利和義務。

The Pledgor has no right to grant or assign his rights and obligations hereunder without prior consent of the Pledgee.

10.2本協議對出質人及其繼承人具有約束力，對質權人及其繼承人和得許可受讓人具有約束力。

This Agreement shall be binding upon the Pledgor and his successors and be binding on the Pledgee and each of its successors and permitted assigns.

10.3質權人可随時將本協議項下的全部或任何權利和義務轉讓给指定的任何人（自然人/法人），在這种情况下，受讓人等同本協議的締約方般，應享有並承擔質權人根據本協議享有和承擔的權利和義務。當質權人轉讓本協議項下的權利和義務時，應質權人的請求，出質人應簽署與該轉讓有關的協議和/或文件。

The Pledgee may at any time assign all or any of its rights and obligations hereunder to any person designated by it (a natural person/ legal person), in which case, the assignee shall enjoy and bear the rights and obligations enjoyed and borne by the Pledgee under this Agreement as if such assignee was a party to this Agreement. When the Pledgee assigns the rights and obligations hereunder, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such assignment.

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10.4質權人因轉讓而變更後，質押的新締約方應簽署與本協議實質一致的新質押協議。

After the Pledgee has been changed as a result of an assignment, the new parties to the Pledge shall execute a new pledge agreement which shall be substantially consistent with this Agreement.

11.	生效和終止

Effectiveness and Termination

11.1本協議自各方簽字之日起生效。各方特此同意並承認，此處的條款和條件對出質人成為國内公司股東的日期具有追溯效力。

This Agreement shall take effect as of the date when the Parties sign thereon. The Parties hereby agree and acknowledge that the terms and conditions herein shall have retrospective effect to the date when the Pledgor becomes a shareholder of the Domestic Company.

11.2各方進一步確認，無論本協議下的質押是否已在工商行政管理局登記，不影響本協議的有效性或合法性。

The Parties further confirm that, whether the Pledge hereunder has been registered with the competent administration for industry and commerce shall not affect the effectiveness or validity of this Agreement.

11.3本協議應在合同義務全部履行或擔保債務全額償還之日（以較晚者為準）終止。本協議終止後，質權人應盡快解除本協議項下的質押。

This Agreement shall terminate on the date when the Contractual Obligations are fully performed or when the Secured Debts are repaid in full (whichever later). Upon termination of this Agreement, the Pledgee shall release the Pledge hereunder as soon as practically possible.

11.4質押的發布也應當記錄在國内公司股東名册中，並依法向國内公司工商行政管理部門辦理登記。

The release of Pledge shall also be recorded in the register of shareholders of the Domestic Company, and go through the registration of release with the competent administration for industry and commerce of the Domestic Company according to laws.

12.	手續費及其他費用

Fees and Other Charges

12.1各方同意並承認出質人應負責所有與本協議有關的費用和實際費用，包括但不限于法律費用，經辦成本，印花税和任何其他税費。如果質權人依照法律規定繳納相關税款，出質人應當對質權人支付的税款给予全額賠償。

The Parties agree and acknowledge that the Pledgor shall be responsible for all of the fees and actual expenses in relation to this Agreement including, but not limited to, legal fees, production costs, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with the laws, the Pledgor shall fully indemnify the Pledgee for such taxes paid by the Pledgee.

12.2因出質人未能支付出質人根據本協議或其他原因應付的任何税款或費用，質權人以任何方式向出質人提出索賠時，出質人應承擔因此類索賠產生的所有費用（包括但不限于任何税費，手續費，管理費，訴訟費，律師費和各種保險費等與實現質權有關的費用）。

In the event that the Pledgee has to make a claim against the Pledgor by any means as a result of the Pledgor’s failure to pay any tax or expense payable by the Pledgor under this Agreement or due to other reasons，the Pledgor shall be responsible for all the expenses arising from such claim (including but not limited to any taxes, handling fees, management fees, litigation fees, attorneyfees, and various insurance premiums in connection with the disposition of the Pledge).

13.	適用法律和爭議解決

Applicable Laws and Dispute Resolution

13.1本協議的訂立、效力、解釋、履行、修改和終止以及爭議的解決均適用中華民國法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of，this Agreement shall be governed by the Taiwan (R.O.C) laws.

13.2爭議解決。因解釋和履行本協議而發生的任何爭議，本協議各方首先通過友好協商的方式加以解決。如果與本協議有關或由本協議引起的任何爭議無法通過友好協商解決，任何一方均可將此類爭議提交中華民國地方法院，並根據其當時有效的仲裁規則在中華民國解決纷爭。對於本協議下的仲裁，仲裁庭應由三名仲裁員组成。申請人和被申請人各自指定一名仲裁員，第三名仲裁員由上述兩名仲裁員經協商或由中華民國地方法院委任。仲裁裁決是终局的，對各方具有法律約束力。除仲裁裁決另有規定外，所有費用應由敗方承擔。各方一致同意仲裁不得公開進行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Taiwan (R.O.C) District Court to be administered in Taiwan (R.O.C) in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Taiwan (R.O.C) District Court. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

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14.	法律變更

Change in Law

本協議生效後，如果中華民國的任何中央或地方立法或行政機關修改任何中央或地方法律，法規，條例或其他規範性文件，包括修改，補充，廢除，解釋或公布任何實施方法或規則現行法律，法規，條例或其他規範性文件（統稱“修訂”），或者發布新的法律，法規，條例或者其他規範性文件（統稱“新規”），則在以下前提下適用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the Taiwan (R.O.C) amends any central or local Taiwan (R.O.C) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation’’)，the following provisions shall apply:

14.1如果修訂或新規對任何一方比本協議有效期内的適用法律，法規更有利（而另一方不會因此產生任何重大不利影響），則各方應及時向有關當局申請（如有必要）以獲取此類利益，雙方應盡一切努力促使獲取此類許可；

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement (and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application；

14.2如果由於修訂或新規對質權人的經濟利益有任何直接或間接的重大不利影響，並且三方不能按照本協議之規定解決對質權人經濟利益的不利影響，則在質權人通知其他各方後，三方應及時協商對本協議進行所有必要的修改，以最大限度地保護質權人的經濟利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of the Pledgee hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of the Pledgee in accordance with the provisions of this Agreement, then after the Pledgee notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of the Pledgee hereunder.

15.	不可抗力

Force Majeure

15.1“不可抗力事件”是指任何超出締約方合理控制範圍的事件，並且不能通過受影響方的合理注意義務來防止，包括但不限于自然災害，戰争和暴動，但欠缺債信，資本或資金不視為超出一方合理控制範圍。如果發生不可抗力事件延遲或妨礙履行本協議，受影響的一方對此類延遲或無法履行的義務不承擔責任。尋求免除本協議履約義務或本協議任何條款規定的受影響方應立即通知他方被免除的義務和完成履行應採取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot.However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

15.2只有當協議受影響方已盡一切合理努力履行本協議時，尋求豁免義務的一方始可免除履行被延遲或被阻礙的義務，而不承擔任何責任。一旦此類責任免除的原因被纠正或修補，各方同意盡最大努力恢復履行本協議。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

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16.	其他

Miscellaneous

16.1 通知。根據本協議發出的所有通知均應通過專人遞送、傳真或掛號郵件發送。如果通過掛號郵件發送，則在簽署收到掛號郵件的回執之日視

為有效地發出通知。通過專人遞送或傳真傳送時，則視為于交付之日發出通知。通過傳真發送的通知的原件應通過掛號郵件發送或在通過傳真發送

後由專人遞送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

16.2進一步保證。各方同意立即簽訂為履行本協議條款和目的而合理需要的其他文件，並採取有助于履行本協議條款和目的的進一步合理行動。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement.

16.3完整協議。除本協議簽署之後的修改，補充或書面變更外，本協議應構成三方就本協議内容達成的完整協議，並取代所有事先的口頭和書面協商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

16.4標題。本協議的標題權為方便起見，不得用于解釋或以其他方式影響本協議條款的含義。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

16.5可分割性。如果本協議的任何條款因相關法律不一致而無效或不可執

行，則該條款在相關法律適用的範圍内被視為無效或不可執行，且不會影

響本協議其他條款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

16.6豁免。任一締約方均可豁免本協議的條款和條件，前提是此類豁免權

在以書面形式提出並經各方同意和簽署後生效。如果違約之一方在特定情

況下得到他方的豁免，該豁免不構成也取得其他類似違約行為的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

16.7協議的修正和補充。三方應通過書面文書修改和補充本協議。經各方

妥善簽署後，該修改和補充將成為本協議的组成部分，並具有與本協議相

同的法律效力。

Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

16.8份數及語言。本協議應以中、英文書就，一式三份，各方各持一份副本，其餘為AIC登記，各份具有同等效力。如果中、英文發生不一致，則以英文版本為準。

Counterpart and Language. This Agreement shall be written in Chinese and English and made in three copies, with each Party hereto holding one copy and the rest for AIC registration. Each copy has the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

16.9附錄。本協議中列出的附錄是本協議的组成部分。

Appendices, The appendices listed in this Agreement are integral parts of this Agreement.

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質權人：Nocera, Inc.

Pledgee:

簽字：

Signature: /s/ Cheng Yin-Chieh

姓名： 鄭英杰

Name: Cheng Yin-Chieh

職務：

Title: CEO

（本頁留作股權質押協議的簽名頁）

(This page is intentionally left as the signature page of the Equity Pledge Agreement)

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出質人：施漢捷

Pledgor: /s/ Shih, Han- Chieh

簽字：

Signature:

姓名： 施漢捷

Name: Shih, Han- Chieh

職務：

Title: G.M.

（本頁留作股權質押協議的簽名頁）

(This page is intentionally left as the signature page of the Equity Pledge Agreement)

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國内公司：美心團膳開發股份有限公司

Domestic Company: Meixin Institutional Food Development Co., Ltd.

簽字：

Signature: /s/ Shih, Han- Chieh

姓名： 施漢捷

Name: Shih, Han- Chieh

職務：

Title: G.M.

本頁留作股權質押協議的簽名頁）

(This page is intentionally left as the signature page of the Equity Pledge Agreement)

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附件一：

Appendix 1:

《獨家購買權協議》

《Exclusive Call Option Agreement》

《投票權代理協議》

《Voting Rights Proxy Agreement》

《獨家業務合作協議》

《Exclusive Business Cooperation Agreement》

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